U.S. SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                         FORM 8-K

                      CURRENT REPORT
          Pursuant to Section 13 OR 15(d) of the
              Securities Exchange Act OF 1934

    Date of Report (Date of Earliest Event Reported):
                     December 13, 2004

           AMERICAN ASSET MANAGEMENT CORPORATION
  (Exact name of registrant as specified in its charter)

   New Jersey           0-19154       22-2902677
(State or Other      (Commission     (I.R.S. Employer
 Jurisdiction of      File Number)  Identification No.)
  Incorporation

  1280 US Hwy 46 West, Parsippany, New Jersey    07054
    (Address of Principal Executive Offices)   (Zip Code)

   Registrants telephone number, including area code:
                       (973) 299-8713

    _______________Not Applicable_____________________
    (Former Name or Former Address, if Changed Since
                    Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



___________________________________________________________

Item 5.02.  Departure of Directors or Principal Officers;
Election of Directors; Appointment of Principal Officer.

(b) On December 13, 2004 the Registrants Board of Directors accepted the resignation of Stanley Fishbein as a director of the Registrant. Mr. Fishbein cited personal reasons for his resignation from the Registrants Board of Directors.

___________________________________________________________

                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       AMERICAN ASSET MANAGEMENT CORPORATION
                       (Registrant)

                       By: ________________________________
                           Richard G. Gagliardi
                           President and
                           Chief Executive Officer


Date:  December 14, 2004